UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2013

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

and

Section 8 – Other Events

Item 8.01 Other Events

On March 12, 2013, PPL Capital Funding, Inc. (“PPL Capital Funding”) and PPL Corporation (“PPL”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC as representatives of the several underwriters named therein (the “Underwriters”), relating to the offering and sale by PPL Capital Funding of $450,000,000 of its 2013 Series B Junior Subordinated Notes due 2073 (the “Subordinated Notes”), which amount includes the underwriters’ option to purchase up to an additional $50,000,000 aggregate principal amount of the Notes. The underwriters exercised such over-allotment option on March 14, 2013. The Subordinated Notes are fully and unconditionally guaranteed as to payment of principal, premium, if any, and interest under subordinated guarantees (the “Subordinated Guarantees”) of PPL. A copy of the Underwriting Agreement is attached as Exhibit 1(a) to this Current Report on Form 8-K.

The Subordinated Notes were issued on March 15, 2013, under a subordinated indenture (the “Subordinated Indenture”), dated as of March 1, 2007, among PPL Capital Funding, PPL and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee, as supplemented by Supplemental Indenture No. 4 thereto (the “Supplemental Indenture”), dated as of March 15, 2013, and an Officers’ Certificate of PPL Capital Funding and PPL (the “Officers’ Certificate”), dated March 15, 2013, establishing the terms of the Subordinated Notes. Copies of the Subordinated Indenture, Supplemental Indenture and Officers’ Certificate are attached or incorporated by reference as Exhibits 4(a), 4(b) and 4(c), respectively, to this Current Report.  The maturity date of the Subordinated Notes is April 30, 2073, subject to early redemption at PPL Capital Funding’s option.  PPL Capital Funding and PPL expect the net proceeds from the sale of the Subordinated Notes to be invested in or loaned to subsidiaries of PPL, which will use the net proceeds to fund capital expenditures and for general corporate purposes.

The Subordinated Notes and the Subordinated Guarantees were offered and sold under PPL’s and PPL Capital Funding’s joint Registration Statement on Form S-3 on file with the Securities and Exchange Commission (Registration Nos. 333-180410 and 333-180410-06).

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

1(a)
Underwriting Agreement, dated March 12, 2013, among PPL Capital Funding, Inc., PPL Corporation and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC as representatives of the several underwriters named therein.

4(a)
Subordinated Indenture, dated as of March 1, 2007, among PPL Capital Funding, Inc., PPL Corporation and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee (incorporated herein by reference to Exhibit 4(a) to PPL Corporation’s Current Report on Form 8-K filed on March 20, 2007, File No. 001-11459).

	4(b)	Supplemental Indenture No. 4, dated as of March 15, 2013, among PPL Capital Funding, Inc., PPL Corporation and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee.

	4(c)	Officers’ Certificate, dated March 15, 2013, pursuant to Section 301 of the Indenture.

	5(a)	Opinion of Frederick C. Paine, Senior Counsel of PPL Services Corporation.

	5(b)	Opinion of Davis Polk & Wardwell LLP.

	23(a)	Consent of Frederick C. Paine, Senior Counsel of PPL Services Corporation (included as part of Exhibit 5(a)).

	23(b)	Consent of Davis Polk & Wardwell LLP (included as part of Exhibit 5(b)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Mark F. Wilten
Mark F. Wilten Vice President – Finance and Treasurer

Dated:  March 15, 2013